As filed with the Securities and Exchange Commission
on March 12, 1997
   -------------
                                                      FILE No.:   33-57166
                                                                  811-7434
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
                                                                             -
      Pre-Effective Amendment No.
                                  -                                          -
      Post-Effective Amendment No. 6                                         X
                                   -                                         -
                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
                                                                             -
      Amendment No. 8

                            THE STRATTON FUNDS, INC.
                  --------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA       19462-1050
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                    (Zip Code)
Registrant's Telephone Number, including Area Code (610) 941-0255

       Patricia L. Sloan, Secretary & Treasurer, The Stratton Funds, Inc.
    ------------------------------------------------------------------------

       610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
                     (Name and Address of Agent for Service)

COPIES TO:  Vernon Stanton, Jr. Esq.
            Drinker Biddle and Reath
            1100 Philadelphia National Bank Building
            1345 Chestnut Street
            Philadelphia, PA 19107-3496
            215-988-2700

  It is proposed that this filing will become effective (check appropriate box)

                immediately upon filing pursuant to paragraph (b)
            ---
                on (date) pursuant to paragraph (b)
            ---
                60 days after filing pursuant to paragraph (a)(1)
            ---
             X  on May 15, pursuant to paragraph (a)(1).
            ---
                75 days after filing pursuant to paragraph (a)(2) of rule 485.
            ---
                on (date) pursuant to paragraph (a)(2) of rule 485.
            ---

      If appropriate, check the following box:

            --- this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has previously registered an indefinite number of shares of common stock of The Stratton Funds, Inc. pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's Form 24f-2 notice for fiscal year-ended December 31, 1996 was filed with the Commission on February 26, 1997.

                            CROSS REFERENCE SHEET

                           Pursuant to Rule 495(a)


Part A
Item No.                                           Prospectus Caption
--------                                           ------------------
 1.   Cover Page                                   Cover Page

 2.   Synopsis                                     Introduction; Fee Table

 3.   Condensed Financial Information              Financial Highlights;
                                                   Performance Calculations

 4.   General Description of Registrant            Introduction; Investment
                                                   Objectives, Policies,
                                                   Restrictions and Risk
                                                   Considerations; Description
                                                   of Common Stock

 5.   Management of the Fund                       Management of the Funds;
                                                   Investment Advisor; Service
                                                   Providers and Underwriter

 5A.  Management's Discussion of Fund Performance  Inapplicable

 6.   Capital Stock and Other Securities           How to Buy Fund Shares:
                                                   Reinvestment of Income
                                                   Dividends and Capital Gains
                                                   Distributions; Tax Treatment:
                                                   Dividends and Distributions;
                                                   Description of Common Stock

 7.   Purchase of Securities Being Offered         Service Providers and
                                                   Underwriter; Computation of
                                                   Net Asset Value; How to Buy
                                                   Fund Shares; Exchange
                                                   Privilege; Retirement Plans

 8.   Redemption or Repurchase                     How to Redeem Fund Shares

 9.   Legal Proceedings                            Inapplicable

                             CROSS REFERENCE SHEET

                            Pursuant to Rule 495(a)


Part B                                             Statement of Additional
Item No.                                           Information Caption
--------                                           -----------------------
10.   Cover Page                                   Cover Page

11.   Table of Contents                            Table of Contents

12.   General Information and History              Inapplicable

13.   Investment Objective and Policies            Investment Restrictions

14.   Management of the Registrant                 Directors and Officers of the
                                                   Funds

15.   Control Persons and Principal                Control Persons and
      Holders of Securities                        Principal Holders of
                                                   Securities

16.   Investment Advisory and Other                The Investment Advisor and
      Services                                     Other Service Providers

17.   Brokerage Allocation                         Portfolio Transactions and
                                                   Brokerage Commissions

18.   Capital Stock and Other Securities           Covered in Part A

19.   Purchase, Redemption and Pricing             Additional Purchase and
      of Securities Being Offered                  Redemption Information

20.   Tax Status                                   Additional Information
                                                   Concerning Taxes

21.   Underwriters                                 The Investment Advisor and
                                                   Other Service Providers

22.   Calculation of Performance Data              Additional Information on
                                                   Performance Calculations

23.   Financial Statements                         Financial Statements


Part C
------

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Post-Effective Amendment No. 6 to the Registration Statement.

                          THE STRATTON FAMILY of FUNDS

                     Stratton Monthly Dividend Shares, Inc.
                           Stratton Growth Fund, Inc.
                          Stratton Small-Cap Yield Fund

                                   PROSPECTUS
                                  MAY 15, 1997

                        Plymouth Meeting Executive Campus
                        610 W. Germantown Pike, Suite 300
                         Plymouth Meeting, PA 19462-1050
                                 (610) 941-0255

The Stratton Family of Funds is three separate funds (each a "Fund" and collectively the "Funds"). Each of the Funds has distinct investment objectives and policies. Information concerning the Funds has been combined into this one Prospectus to aid investors in understanding the similarities and differences among the Funds.

Stratton Monthly Dividend Shares, Inc. ("SMDS") is a no-load mutual fund seeking as its objective a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock.


Stratton Growth Fund, Inc. ("SGF") is a no-load mutual fund seeking as its primary objective possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

Stratton Small-Cap Yield Fund ("SSCY") is a separate, diversified investment portfolio offered by The Stratton Funds, Inc., a no-load open-end series management investment company. The Fund's investment objective is to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in equity securities, primarily common stock, and securities convertible into common stock, of companies with total market capitalizations at the time of investment of less than $500 million and which are outside the Standard & Poor's 500 Index (hereinafter referred to as "small-cap companies").

This Prospectus sets forth concisely the information about the Funds that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.


Additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing the Funds at the telephone number or address above. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety. The Statement of Additional Information, material incorporated by reference into this Prospectus, and any other information regarding the Funds are maintained electronically with the U.S. Securities and Exchange Commission at its Internet Web sight (http://www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                                                      Page
Introduction..................................................................................
Fee Table.....................................................................................
Financial Highlights..........................................................................
Investment Objectives, Policies, Restrictions and Risk Considerations.........................
Management of the Funds.......................................................................
Investment Advisor............................................................................
Computation of Net Asset Value ...............................................................
How to Buy Fund Shares .......................................................................
  Investing by Mail...........................................................................
  Investing by Wire...........................................................................
  Automatic Investment Plan...................................................................
  Direct Deposit Program......................................................................
  Reinvestment of Income Dividends and Capital Gains Distributions
  Additional Information......................................................................
Investment Application........................................................................
How to Redeem Fund Shares.....................................................................
  By Written Request..........................................................................
  By Automated Clearing House ("ACH").........................................................
  Systematic Cash Withdrawal Plan.............................................................
  Additional Information......................................................................
Exchange Privilege ...........................................................................
Retirement Plans..............................................................................
Tax Treatment: Dividends and Distributions ...................................................
Performance Calculations .....................................................................
Description of Common Stock ..................................................................
Service Providers and Underwriter.............................................................
Automatic Investment Plan Application.........................................................

--------------------------------------------------------------------------------

FOR MORE DETAILED INFORMATION ABOUT THE ITEMS DISCUSSED IN THIS PROSPECTUS, A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE FUNDS' DISTRIBUTOR, FPS BROKER SERVICES, INC., 3200 HORIZON DRIVE, P.O. BOX 61503, KING OF PRUSSIA, PA 19406-0903, OR BY TELEPHONING 800-634-5726.

                                  INTRODUCTION

The securities offered by this Prospectus consist of shares of common stock of three separate Funds. Each Fund has distinct investment objectives and policies. The Funds are no-load, open-end, diversified mutual funds. The three Funds are identified herein as follows: Stratton Monthly Dividend Shares, Inc. ("SMDS"); Stratton Growth Fund, Inc. ("SGF"); and Stratton Small-Cap Yield Fund ("SSCY"). As of December 31, 1996, the Funds have changed their various fiscal year ends to December 31.

Investment Objectives
---------------------

SMDS seeks as its objective a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. The Fund will seek to achieve this objective through investment of at least 25% of assets in securities of real estate investment trusts ("REITs") and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services.

SGF seeks as its primary objective possible growth of capital with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

SSCY seeks to achieve both dividend income and capital appreciation by investing in equity securities, primarily common stock and securities convertible into common stock of small-cap companies. The Fund will invest at least 80% of its assets in small-cap companies.

The value of each Fund's shares fluctuate because the value of the securities in which each Fund invests fluctuates. Each Fund will earn dividend or interest income to the extent that it receives dividends or interest from its investments. An investment in any of the Funds is neither insured nor guaranteed by the U.S. Government. There can be no assurance that any Fund's investment objective will be achieved.

How to Buy Fund Shares
----------------------

The minimum initial investment for SMDS, SGF and SSCY is $2,000. There is no minimum initial investment requirement for any retirement plan. Subsequent investments will be accepted in minimum amounts of $100 or more. The Funds do not impose any sales load nor bear any fees pursuant to a Rule 12b-1 Plan. The public offering price for shares of each Fund is the net asset value per share next determined after receipt and acceptance of a purchase order at the transfer agent in proper form with accompanying check or bank wire arrangement. See "How to Buy Fund Shares."

How to Redeem Fund Shares
-------------------------
Shares of the Funds may be redeemed at the net asset value per share next determined after receipt by the transfer agent of a redemption request in proper form. Signature guarantees may be required for certain redemption requests. See "How to Redeem Fund Shares."


Dividends
---------
SMDS intends to pay monthly dividends from its net investment income and distributions of net capital gains, if any, will be paid annually.

SGF intends to pay semi-annual dividends from its net investment income and distributions of net capital gains, if any, will be paid annually.

SSCY intends to pay quarterly dividends from its net investment income and distributions of net capital gains, if any, will be paid annually.

Investment Management, Underwriter and Servicing Agents
-------------------------------------------------------
Stratton Management Company (the "Investment Advisor"), Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050 is the Investment Advisor for the Funds.

FPS Broker Services, Inc. ("FPBS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 serves as the Funds' Underwriter. FPS Services, Inc. ("FPS"), 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903 serves as the Funds' Administrator, Accounting/Pricing Agent, and Transfer Agent.

                                    FEE TABLE

Below is a summary of the Operating Expenses that each Fund incurred during its most recent fiscal period. A hypothetical example based on the summary is also shown.

                                                              SMDS               SGF             SSCY
                                                              ----               ---             ----
Annual Fund Operating Expenses:
-------------------------------
(as a percentage of average net assets)
  Management Fees......................................       0.63%             0.75%            0.75%/1/
  Other Expenses.......................................       0.39%             0.42%            0.84%
                                                              -----             -----            -----
  Total Fund Operating Expenses........................       1.02%             1.17%            1.59%


Example:
You would pay the following expenses       1 year               $ 10              $ 12             $ 16
on a $1,000 investment, assuming: (1)     3 years               $ 32              $ 37             $ 50
a 5% annual return; and (2) redemption    5 years               $ 56              $ 64             $ 87
at the end of each time period:          10 years               $124              $141             $189

WHILE THE FOREGOING EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN MORE OR LESS THAN 5%. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES.
ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.


The purpose of this table is to assist investors in understanding the various costs and expenses that investors will bear directly or indirectly. The Funds do not impose any sales load, redemption or exchange fees, nor do they bear any fees pursuant to a Rule 12b-1 Plan; however, the Transfer Agent currently charges investors who request redemptions by wire transfer a fee of $9 for each such payment. For more complete descriptions of the various costs and expenses, see "Investment Advisor," "How to Buy Fund Shares," "How to Redeem Fund Shares," "Retirement Plans" and "Service Providers and Underwriter " and the financial statements and related notes which appear in the Funds' Annual Reports to Shareholders.

/1/ This fee represents the basic management fee of 0.75% payable to SSCY under the Investment Advisory Agreement. The basic management fee may be increased or decreased by a performance adjustment. The performance adjustment is a rolling 24-month comparison to the Frank Russell 2000 Index ("Russell 2000"), see "Investment Advisor" for a further discussion. For the period ended December 31, 1996 the Investment Advisor received 0.45% of SSCY's average net assets. Absent such performance adjustment, the Investment Advisor would have received 0.75% of SSCY's average net assets.

                              FINANCIAL HIGHLIGHTS

The following information provides financial highlights for a share of each Fund outstanding during the periods stated. The information for each period ended presented below has been audited by Tait, Weller & Baker, certified public accountants, whose report appears in the Funds' Annual Reports to Shareholders dated December 31, 1996. This information should be read in conjunction with the financial statements and accompanying notes appearing in the 1996 Annual Reports to Shareholders, which are incorporated by reference into the Statement of Additional Information. Further information about the performance of the Funds is available in the Annual Reports to Shareholders. Both the Statement of Additional Information and the Annual Reports to Shareholders may be obtained from the Funds free of charge by calling 800-634-5726.

The following tables set forth financial data for a share of capital stock outstanding throughout the periods presented for each Fund.

                     Stratton Monthly Dividend Shares, Inc.

                                                    11 Months Ended            Years Ended January 31
                                                      ---------- -------------------------------------------------
                                                      12/31/96     1996         1995        1994        1993
                                                      ---------- ----------  -----------  ----------  ----------
Net Asset Value, Beginning of Year...............      $27.40     $24.84       $28.69      $29.91      $27.83
                                                      ---------- ----------  -----------  ----------  ----------

Income From Investment Operations
---------------------------------
  Net investment income..........................       1.63       1.88         1.94        1.87        1.94
  Net gains (loss) on securities
    (both realized and unrealized)...............       0.16       2.60        (3.87)      (1.14)       2.08
                                                      ---------- ----------  -----------  ----------  ----------
      Total from investment operations...........       1.79       4.48        (1.93)       0.73        4.02
                                                      ---------- ----------  -----------  ----------  ----------

Less Distributions
------------------
  Dividends (from net investment income).........      (1.63)     (1.89)       (1.92)      (1.94)      (1.94)
  Distributions in excess
    of net Investment Income.....................      (0.13)     (0.03)        0.00       (0.01)       0.00
  Distributions from net realized gains
    from security transactions...................       0.00       0.00         0.00        0.00        0.00
 Distributions from paid-in capital/3/...........       0.00       0.00         0.00        0.00        0.00
                                                      ---------- ----------  -----------  ----------  ----------
    Total distributions..........................      (1.76)     (1.92)       (1.92)      (1.95)      (1.94)
                                                      ---------- ----------  -----------  ----------  ----------

Net Asset Value, End of Year.....................      $27.43     $27.40       $24.84      $28.69      $29.91
                                                      ========== ==========  ===========  ==========  ==========

Total Return.....................................       7.12%     18.98%       -6.57%       2.22%      15.18%

Ratios/Supplemental Data
------------------------
Net assets, end of year (in 000's)...............     $103,780   $129,267     $134,066    $165,798     $98,227
Ratio of expenses to average net assets..........        1.02%     0.99%       1.08%        0.99%       1.10%
Ratio of net income to average net assets........        6.94%     7.42%       7.71%        6.12%       6.74%
Portfolio turnover rate..........................      69.19%     53.30%       39.50%      19.15%      35.94%
Average commission rate paid.....................      $0.0498      N/A         N/A          N/A         N/A

                                                                      Years Ended January 31
                                                       --------------------------------------------------------
                                                         1992       1991(1)    1990(1)     1989(1)   1988(1)(2)
                                                       ---------- ----------  ---------  ----------------------

Net Asset Value, Beginning of Year...............       $23.02     $24.50      $24.43     $25.11      $31.09
                                                       ---------- ----------  ---------  ---------- -----------

Income From Investment Operations
---------------------------------
  Net investment income..........................        1.97       2.05        2.09       2.10        2.06
  Net gains (loss) on securities
    (both realized and unrealized)...............        4.79      (1.33)       0.03      (0.70)      (5.33)
                                                       ---------- ----------  ---------  ---------- -----------
      Total from investment operations...........        6.76       0.72        2.12       1.40       (3.27)
                                                       ---------- ----------  ---------  ---------- -----------

Less Distributions
------------------
  Dividends (from net investment income).........       (1.95)     (2.20)      (2.05)     (2.08)      (2.06)
  Distributions in excess
    of net Investment Income.....................        0.00       0.00        0.00       0.00        0.00
  Distributions from net realized gains
    from security transactions...................        0.00       0.00        0.00       0.00       (0.27)
 Distributions from paid-in capital(3)...........        0.00       0.00        0.00       0.00       (0.38)
                                                       ---------- ----------  ---------  ---------- -----------
    Total distributions..........................       (1.95)     (2.20)      (2.05)     (2.08)      (2.71)
                                                       ---------- ----------  ---------  ---------- -----------

Net Asset Value, End of Year.....................       $27.83     $23.02      $24.50     $24.43      $25.11
                                                       ========== ==========  =========  ========== ===========

Total Return.....................................       30.55%      3.30%      8.69%       5.93%     -10.80%

Ratios/Supplemental Data
------------------------
Net assets, end of year (in 000's)...............       $45,566    $31,178    $33,200     $33,845    $36,305
Ratio of expenses to average net assets..........        1.23%      1.27%      1.25%       1.21%      1.21%
Ratio of net income to average net assets........        7.63%      8.79%      8.19%       8.54%      7.52%
Portfolio turnover rate..........................       43.55%     14.00%     39.10%      15.00%     24.44%
Average commission rate paid.....................         N/A        N/A        N/A         N/A        N/A

-----------------
/1/  Not covered by independent accountants' report
/2/ Per share income and expenses and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding during the period. These computations had no effect on net asset value per share.
/3/ Distributions from paid-in capital result from the excess of taxable capital gains over gains available from book sources.
/4/  Annualized

                          Stratton Growth Fund, Inc.




                                                        7 Months Ended                    Years Ended May 31,
                                                        --------------   -------------------------------------------------------
                                                           12/31/96        1996        1995       1994       1993       1992
                                                         ------------    ----------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year..................        $27.18        $22.35      $20.65     $20.89     $20.55     $19.75
                                                           ----------    ----------  ---------  ---------  ---------  ---------

Income From Investment Operations
---------------------------------
    Net investment income...........................         0.312         0.556       0.537      0.510      0.560       0.64
    Net gains (loss) on securities
      (both realized and unrealized)................         1.298         5.759       2.978      0.665      1.160       1.32
                                                           ----------    ----------  ---------  ---------  ---------  ---------
       Total from investment operations.............         1.610         6.315       3.515      1.175      1.720       1.96
                                                           ----------    ----------  ---------  ---------  ---------  ---------
Less Distributions
------------------
    Dividends (from net investment
      income).......................................        (0.580)       (0.540)     (0.540)    (0.510)    (0.565)    (0.725)
    Distributions (from capital gains)..............        (1.210)       (0.945)     (1.275)    (0.905)    (0.815)    (0.435)
                                                           ----------    ----------  ---------  ---------  ---------  ---------
      Total Distributions...........................        (1.790)       (1.485)     (1.815)    (1.415)    (1.380)    (1.160)
                                                           ----------    ----------  ---------  ---------  ---------  ---------

Net Asset Value, End of Year........................        $27.00        $27.18      $22.35     $20.65     $20.89     $20.55
                                                           ==========    ==========  =========  =========  =========  =========

Total Return........................................         6.40%        29.62%      18.61%      5.92%      8.91%     10.57%

Ratios/Supplemental Data
------------------------
Net assets, end of year (in 000's)..................       $44,801       $42,880     $31,718    $25,475    $25,315    $25,311
Ratio of expenses to average
  net assets........................................         1.17%/2/      1.16%       1.31%      1.34%      1.39%      1.35%
Ratio of net investment
  income to average net assets......................         2.08%/2/      2.28%       2.70%      2.51%      2.76%      3.20%
Portfolio turnover rate.............................        20.32%        15.41%      42.54%     49.81%     35.34%     59.76%
Average commission rate paid........................       $0.0537          N/A         N/A        N/A        N/A        N/A
                                                                            Years Ended May 31,
                                                         -------------------------------------------------------
                                                           1991/1/    1990/1/   1989/1/    1988/1/    1987/1/
                                                         -------------------------------------------------------
Net Asset Value, Beginning of Year..................       $19.66     $21.84    $19.48     $22.24     $24.25
                                                          ---------  --------- ---------  ---------  ---------

Income From Investment Operations
---------------------------------
    Net investment income...........................         0.72       0.82      0.55       0.58       0.37
    Net gains (loss) on securities
      (both realized and unrealized)................         0.65       0.20      3.83      (1.11)     (0.03)
                                                          ---------  --------- ---------  ---------  ---------
       Total from investment operations.............         1.37       1.02      4.38      (0.53)      0.34
                                                          ---------  --------- ---------  ---------  ---------

Less Distributions
------------------
    Dividends (from net investment
      income).......................................        (0.82)     (0.71)    (0.53)     (0.70)     (0.28)
    Distributions (from capital gains)..............        (0.46)     (2.49)    (1.49)     (1.53)     (2.07)
                                                          ---------  --------- ---------  ---------  ---------
      Total Distributions...........................        (1.28)     (3.20)    (2.02)     (2.23)     (2.35)
                                                          ---------  --------- ---------  ---------  ---------

Net Asset Value, End of Year........................       $19.75     $19.66    $21.84     $19.48     $22.24
                                                          =========  ========= =========  =========  =========


Total Return........................................         7.58%      4.94%    24.25%     (2.17%)     1.85%

Ratios/Supplemental Data
------------------------
Net assets, end of year (in 000's)..................      $25,111    $23,407   $20,268    $16,859    $19,326
Ratio of expenses to average
  net assets........................................         1.41%      1.38%     1.41%      1.48%      1.50%
Ratio of net investment
  income to average net assets......................         3.94%      4.09%     2.79%      2.80%      1.74%
Portfolio turnover rate.............................        56.78%     54.80%    49.85%     34.42%     22.69%
Average commission rate paid........................         N/A        N/A       N/A        N/A        N/A

----------------
/1/ Not covered by independent accountants' report
/2/ Annualized

                         Stratton Small-Cap Yield Fund

                                                           9 Months              Year               Year           For the period
                                                             Ended              Ended              Ended              4/12/93/1/
                                                           12/31/96            03/31/96           03/31/95           to 03/31/94
                                                        ----------------    ---------------    ---------------    ------------------
Net Asset Value, Beginning of Period.............           $31.95              $25.88             $25.94              $25.00
                                                        ----------------    ---------------    ---------------    ------------------
    Income From Investment Operations
    ---------------------------------
    Net investment income........................            0.53                0.66               0.57                0.43
    Net gains (loss) on securities
      (both realized and unrealized).............            3.47                6.07              (0.04)               0.91
                                                        ----------------    ---------------    ---------------    ------------------
        Total from investment operations.........            4.00                6.73               0.53                1.34
                                                        ----------------    ---------------    ---------------    ------------------
    Less Distributions
    ------------------
    Dividends (from net investment
      income)....................................           (0.54)              (0.66)             (0.59)              (0.40)
    Distributions (from capital gains)...........           (1.83)               0.00               0.00                0.00
                                                        ----------------    ---------------    ---------------    ------------------
        Total distributions......................           (2.37)              (0.66)             (0.59)              (0.40)
                                                        ----------------    ---------------    ---------------    ------------------

Net Asset Value, End of Period...................           $33.58              $31.95             $25.88              $25.94
                                                        ================    ===============    ===============    ==================

Total Return.....................................           12.84%              26.18%             2.09%                5.51%/2/

Ratios/Supplemental Data
------------------------
    Net assets, end of period (in 000's).........          $21,691             $19,592            $14,058              $8,257
    Ratio of expenses to average
      net assets.................................            1.29%/2/            1.46%              2.12%               2.28%/2/
    Ratio of net investment
      income to average net assets...............            2.03%/2/            2.28%              2.36%               1.85%/2/
    Portfolio turnover rate......................           35.86%              33.50%             30.20%              28.60%/2/
    Average commission rate paid.................          $0.0579                N/A                N/A                 N/A
---------------------------

    /1/ Commencement of operations
    /2/ Annualized

                INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND
                               RISK CONSIDERATIONS


The investment objective of SGF is fundamental and may not be changed without a vote of a majority of the Fund's shares. The investment objectives of SMDS and SSCY are not fundamental and may be changed by the Board of Directors of the applicable Fund. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Fund's investment policies are not fundamental and may be changed without shareholder approval. While a non-fundamental policy or restriction may be changed by the Board of Directors of the applicable Fund without shareholder approval, the Funds intend to notify shareholders before making any change in any such policy or restriction. Fundamental policies may not be changed without shareholder approval. A complete list of each Fund's fundamental investment restrictions appears in the Statement of Additional Information.

SMDS
----
SMDS' objective is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. Investment decisions will be made on the basis of an analysis of fundamentals of individual companies and on relevant economic and social conditions. The Fund will invest at least 80% of its assets in common stock and securities convertible into common stock. The Fund intends to invest at least 25% of its assets in securities of REITs and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone service. This policy of concentration may not be changed without the approval of the holders of a majority of the Fund's outstanding shares.

SGF
---

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments, with current income from interest and dividends as a secondary objective. On an overall portfolio basis, the Investment Advisor will seek appreciation of capital for the Fund by continuously reviewing both individual securities and relevant economic and social conditions so that in the view of the Investment Advisor, the Fund's portfolio has the greatest possible potential for capital growth consistent with reasonable risk. The Fund's investments will normally consist of common stock and securities convertible into common stock. The Fund may also invest in REITs. In making its investment decision, the Investment Advisor examines the securities of domestic companies, generally those with dividend payment records, with a view to selecting those securities which it believes will provide a greater opportunity for growth and return of capital.

Preferred stocks and debt securities which are not convertible into common stock will normally not be purchased. However, when the Investment Advisor determines that a temporary defensive position is warranted, it may invest in non-convertible preferred stocks, debt securities and domestic corporate and government fixed income obligations without limitation and to the extent such investments are made, the Fund will not be achieving growth of capital. The Fund's relative equity and cash (or cash equivalent) positions may also be changed as the Fund alters its evaluation of trends in general securities price levels.


The Fund does not intend to obtain short-term trading profits. It is anticipated that the Fund's annual portfolio turnover rate will generally fall within a 30% to 70% range; but the rate of portfolio turnover is not a limiting factor when the Fund's management deems changes appropriate and could be less than 30% or greater than 70% in any particular year, depending upon market and other considerations.

The following investment restrictions are deemed fundamental policies:

1. The Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

2. The Fund will not invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

SSCY
----
The investment objective of SSCY is to achieve both dividend income and capital appreciation. The Fund seeks to achieve its objective by investing in equity securities of small-cap companies.

On an overall portfolio basis, the Investment Advisor will seek to achieve the Fund's objective by continuously reviewing both individual securities and relevant economic and social conditions so that in the view of the Investment Advisor, the Fund has the greatest possible potential for capital appreciation consistent with reasonable risk. The Investment Advisor generally selects companies which pay quarterly dividends at an above-average rate.


Under normal market conditions, it is expected that the Fund will invest at least 80% of its assets in equity securities, primarily common stock and securities convertible into common stock of small-cap companies. The Fund may also invest in other types of securities with equity characteristics such as REITs, preferred stocks, warrants, units and rights. The Fund may invest in both exchange-listed and over-the-counter securities. As a matter of fundamental policy which cannot be changed without the vote of a majority of the Fund's outstanding shares, the Fund will not invest more than 25% of its total assets in any one industry.

The Fund will not knowingly invest more than 5% of its total assets in securities that are illiquid. Securities having legal or contractual restrictions on resale and no readily available market, and instruments that do not provide for payment to the Fund within seven days after notice are subject to this 5% limit. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for the purposes of this limitation.

Investments in small-cap companies have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines. The Fund attempts to counteract these concerns about investing in small-cap companies by using strict purchase criteria. One of these criteria stipulates that these companies must have been sound and going entities for over three years. In addition, these companies must be established dividend-paying entities. The dividend requirement helps to reduce share price volatility of the issues in the Fund and ultimately of the Fund itself.

REITs
-----
Each Fund may invest in REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. A Fund intends to include the gross dividends from such REITs in its distributions to shareholders and, accordingly, a portion of the Funds' distributions may also be designated as a return of capital. For more information, please see the discussion under "Tax Treatment: Dividends and Distributions."

Short-Term Securities
---------------------

Although each Fund normally seeks to remain fully invested in equity securities, a Fund may invest temporarily up to 100% of its assets in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, for temporary purposes pending investments in other securities, to maintain liquidity to meet shareholder redemptions or for temporary defensive measures to protect against the erosion of its capital base. These securities include, but are not limited to, obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances and repurchase agreements. When a Fund invests for defensive purposes, it may affect the attainment of the Fund's investment objective.

                             MANAGEMENT OF THE FUNDS

The business of each Fund is managed under the direction of each Fund's Board of Directors. Information about the directors and officers of the Funds is included in the Statement of Additional Information.

                               INVESTMENT ADVISOR

Stratton Management Company, with offices at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050, is the Funds' investment advisor and manager and is registered as an investment advisor under the Investment Advisors Act of 1940, as amended. The Investment Advisor provides investment advisory services, consisting of portfolio management, for a variety of individuals and institutions and had approximately $1.4 billion in assets under management as of December 31, 1996. By reason of his ownership of all the Investment Advisor's voting stock, James W. Stratton may be said to be a "controlling person" of that firm.

Pursuant to Investment Advisory Agreements, Stratton Management Company provides an investment program in accordance with each respective Fund's investment policies, limitations and restrictions.

For providing investment advisory services, the Investment Advisor receives: for SMDS, a fee at the annual rate of 0.63% of daily net assets; and for SGF, a fee at the annual rate of 0.75% of daily net assets. The Investment Advisor has voluntarily agreed to waive $15,000 annually of the advisory fees due it under the Investment Advisory Agreements with SMDS and SGF to offset a significant portion of the fees that the Funds will incur under the Administration Agreements. See "Service Providers and Underwriter." During the fiscal periods ended December 31, 1996, SMDS and SGF paid the Investment Advisor advisory fees at the effective annual rates of .56% and .42%, of such Fund's respective average daily net assets.

For providing investment advisory services, for SSCY, the Investment Advisor receives an investment advisory fee payable monthly at an annual rate of 0.75% of average daily net assets, subject to a performance adjustment. The performance adjustment for SSCY is calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000, a widely recognized unmanaged index of common stock prices, over a rolling 24- month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on a market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the basic advisory fee may be increased as high as an annual rate of 1.25% or decreased to as low as an annual rate of 0.25% of the Fund's average daily net asset value. Due to the complexities of researching and investing in small-cap equity securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees. Based on the foregoing, during the fiscal period ended December 31, 1996, SSCY paid the Investment Advisor a fee at the effective annual rate of .45% of the Fund's average daily net assets.

Mr. Stratton is the Chief Executive officer of the Investment Advisor and has been primarily responsible for the day-to-day investment management of SMDS, SGF and SSCY since 1980, 1972 and commencement of operations in April of 1993, respectively.

                         COMPUTATION OF NET ASSET VALUE

The net asset value per share of each Fund is determined once each business day as of the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange ("NYSE"). Such determination will be made by dividing the value of all securities and other assets (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.

Portfolio securities are valued as follows:

  1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

  2. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

  3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares."

                             HOW TO BUY FUND SHARES

Shares of each Fund are offered on a continuous basis at the net asset value. The net asset value per share of each Fund, and hence the purchase price of the shares, will vary with the value of securities held in each Fund's portfolio. Purchasers of Fund shares pay no "sales load"; the full amount of the purchase price goes toward the purchase of shares of a Fund. Purchases are made at the net asset value next determined following receipt of a purchase order by the Transfer Agent, at the address set forth below, accompanied by payment for the purchase. The Funds may also from time to time accept wire purchase orders from broker/dealers and institutions who have been approved previously by a Fund.

Orders for shares of a Fund received prior to the close of regular trading hours on the NYSE are confirmed at the net asset value determined at the close of regular trading hours on the NYSE on that day.

Orders received at the address set forth below subsequent to the close of regular trading hours on the NYSE will be confirmed at the net asset value determined at the close of regular trading hours on the next day the NYSE is open.

Investing by Mail
-----------------

An account may be opened and shares of a Fund purchased by completing the Investment Application (the "Application"), enclosed within this Prospectus and sending the Application, together with a check for the desired amount, payable to " Name of Fund " c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. The minimum amount for the initial purchase of shares for SMDS, SGF and SSCY is $2,000.

Subsequent purchases may be made in amounts of $100 or more. (Note: There are no minimum investment amounts applied to retirement plans.) After each purchase you will receive an account statement for the shares purchased. Once a shareholder's account has been established, additional purchases may be made by sending a check made payable to " Name of Fund " c/o FPS Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement and include your Fund account number on your check (as well as the attributable year for retirement plan investments, if applicable).


Please Note: The Fund's will not accept third party checks for the purchase of shares. Third party checks are those that are made out to someone other than the fund and are endorsed over to the fund. In order to ensure receipt of good funds, the Funds reserve the right to delay sending your redemption proceeds up to 15 days if you recently purchased shares by check. A $20 fee will be charged to your account for any payment check returned to the custodian.

Investing by Wire
-----------------
You may also pay for shares by instructing your bank to wire Federal funds to the Transfer Agent. Federal funds are monies of member banks within the Federal Reserve System. Your bank must include the full name(s) in which your account is registered and your Fund account number, and should address its wire as follows:

       UNITED MISSOURI BANK KC NA
       ABA # 10-10-00695
       For: FPS Services, Inc.
       Account # 98-7037-071-9
       FBO: "NAME OF FUND"
       Account of (exact name(s) of account registration)
                  ---------------------------------------
       Shareholder Account #
                            -----------------------------

If you are opening a new account by wire transfer, you must first telephone the Transfer Agent at 800- 441-6580 to request an account number and furnish the applicable Fund with your social security or other tax identification number. A completed Application with signature(s) of registrant(s) must be filed with the applicable Fund immediately subsequent to the initial wire. Your bank will generally charge a fee for this wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.


Please Note: Your initial Fund account must satisfy the $2,000 minimum balance requirement in order to participate in the following programs or plans.

Automatic Investment Plan
-------------------------
Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (a tear-out application is attached to the back of this Prospectus). The Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

Direct Deposit Program
----------------------
This program enables a shareholder to purchase additional shares by having certain payments from the Federal Government ONLY (i.e. federal salary, social security and certain veterans, military or other payments) automatically deposited into the shareholder's account in a Fund. The minimum investment is $100.

To elect this privilege, a shareholder must complete a Direct Deposit Enrollment Form for each type of payment desired. The form may be obtained by contacting the Transfer Agent, at the address or telephone number shown below. Death or legal incapacity will terminate a shareholder's participation in this program. A shareholder may terminate their participation by notifying, in writing, the appropriate Federal agency. In addition, the Funds may terminate participation upon 30 days' notice to the shareholder.

Reinvestment of Income Dividends and Capital Gains Distributions
----------------------------------------------------------------
Any shareholder may at any time request and receive automatic reinvestment of any Funds' income dividends and capital gains distributions, or income dividends only, or capital gains distributions only, in additional shares of a Fund unless the Funds' Board of Directors determines otherwise. Each Fund will send the shareholder an account statement reflecting all such reinvestments. The $100 minimum requirement for subsequent investments does not apply to the reinvestment of income dividends and/or capital gain distributions.

The election to reinvest may be made on the enclosed Application or by writing to "Name of Fund", c/o FPS Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903. Any such election will automatically continue for subsequent dividends, and/or distributions until written revocation is received by the applicable Fund. If no election is chosen each Fund will automatically reinvest your dividends and capital gains.

Additional Information
----------------------
Shares of a Fund may be purchased or redeemed through certain broker/dealers who may charge a transaction fee, which would not otherwise be charged if the shares were purchased directly from a Fund.

Each Fund reserves the right to reject purchases under circumstances or in amounts considered disadvantageous to the Fund. CERTIFICATES WILL NOT BE ISSUED UNLESS REQUESTED IN WRITING BY THE REGISTERED SHAREHOLDER(S).

Each Fund is required by Federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with Internal Revenue Service regulations regarding Tax Identification Certification. In order to avoid this withholding requirement, you must certify via signature on your Application, or on a separate W-9 Form supplied by the Transfer Agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

While the Funds provide most shareholder services, certain special services, such as a request for a historical transcript of an account, may involve an ADDITIONAL FEE. To avoid having to pay such a fee for these special services, it is important that you SAVE your last Year-to-Date Confirmation Statement received each year.

PLEASE REFER ALL QUESTIONS AND CORRESPONDENCE ON NEW AND EXISTING ACCOUNTS (SUCH AS PURCHASES OR REDEMPTIONS, OR STATEMENTS NOT RECEIVED), DIRECTLY TO THE TRANSFER AGENT, BY WRITING TO FPS SERVICES, INC., 3200 HORIZON DRIVE, P.O. BOX 61503, KING OF PRUSSIA, PA 19406-0903, OR BY CALLING FPS' CUSTOMER SERVICE DEPARTMENT AT 800-441-6580. PLEASE REFERENCE YOUR FUND NAME AND ACCOUNT NUMBER.

                            HOW TO REDEEM FUND SHARES

By Written Request
------------------

Shareholders may redeem shares of a Fund by mail, by writing directly to the Transfer Agent, and requesting liquidation of all or any part of their shares. The redemption request must be signed exactly as the shareholder's name appears in the registration and must include the Fund name and account number. If shares are owned by more than one person, the redemption request must be signed by all owners exactly as their names appear in the registration. Shareholders holding stock certificates must deliver them along with their signed redemption requests. To protect your account, the Transfer Agent and the Funds from fraud, signature guarantees are required for certain redemptions. Signature guarantees are required for: (1) all redemptions of $10,000 or more; (2) any redemptions if the proceeds are to be paid to someone other than the person(s) or organization in whose name the account is registered; (3) any redemptions which request that the proceeds be wired to a bank; (4) requests to transfer the registration of shares to another owner; and (5) any redemption if the proceeds are to be sent to an address other than the address of record. The Transfer Agent requires that signatures be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. The Transfer Agent cannot accept guarantees from notaries public. In certain instances, the Funds may require additional documents, such as certified death certificates or proof of fiduciary or corporate authority. (NOTE: PLEASE CALL OUR TRANSFER AGENT TO VERIFY REQUIRED LANGUAGE FOR ALL RETIREMENT PLAN REDEMPTION REQUESTS.) No redemption shall be made unless a shareholder's Application is first on file. In addition, a Fund will not accept redemption requests until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

Redemption requests mailed to the Investment Advisor must be forwarded to the Transfer Agent and will not be effected until they are received in good order by the Transfer Agent. The Transfer Agent cannot accept redemption requests which specify a particular forward date for redemption.

By Automated Clearing House
---------------------------

A shareholder may elect to have redemption proceeds, cash distributions or systematic cash withdrawal payments transferred to his or her bank, savings and loan association or credit union that is an on-line member of the ACH system. There are no fees associated with the use of the ACH service.

Written ACH redemption requests must be received by the Transfer Agent before 4 p.m. Eastern time to receive that day's closing net asset value. ACH redemptions will be sent on the day following the shareholder's request and funds will be available two days later.

Redemption proceeds (including systematic cash withdrawals), as well as dividend and capital gains distributions, may be sent to a shareholder via Federal Funds wire. However, the Transfer Agent will charge a $9 fee for each Federal Funds wire transmittal, which will be deducted from the amount of the payment.

Systematic Cash Withdrawal Plan
-------------------------------

Each Fund offers a Systematic Cash Withdrawal Plan as another option which may be utilized by an investor who wishes to withdraw funds from his or her account on a regular basis. To participate in this option, an investor must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to the investor on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Application, indicating the amount of the distribution and the desired frequency.

An investor should realize that if withdrawals exceed income dividends and capital gains distributions, the invested principal will be depleted. Thus, depending on the size of the withdrawal payments and fluctuations in the value of the shares, the original investment could be exhausted entirely. An investor may change or stop the Plan at any time by written notice to the Funds. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS MUST BE AUTOMATICALLY REINVESTED TO PARTICIPATE IN THIS PLAN. Stock certificates cannot be issued under the Systematic Cash Withdrawal Plan.

Additional Information
----------------------

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account for its then current net asset value (which will be paid to the shareholder within five business days, or such shorter time period as may be required applicable Securities and Exchange Commission ("S.E.C.") rules) if at any time the total investment does not have a value of at least $500. The shareholder will be notified that the value of his or her account is less than the required minimum and will be allowed at least 45 days to bring the value of the account up to at least $500 before the redemption is processed.

The redemption price will be the net asset value of the shares to be redeemed as determined at the close of regular trading hours on the NYSE after receipt at the address set forth above of a request for redemption in the form described above and the certificates (if any) evidencing the shares to be redeemed. No redemption charge will be made. Payment for shares redeemed is made within five business days, or such shorter time period as may be required by applicable S.E.C. rules, after receipt of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to the shareholder's address of record.


Please Note: A $9 fee will be charged to your account at the time of redemption if instructions to wire proceeds are given; there is no fee to mail proceeds. Also, your redemption proceeds may be delayed up to 15 days if you recently purchased shares by check in order to confirm clearance of check.


THE FUNDS MAY ALSO FROM TIME TO TIME ACCEPT TELEPHONE REDEMPTION REQUESTS, FROM BROKER/DEALERS AND INSTITUTIONS WHO HAVE BEEN APPROVED PREVIOUSLY BY THE FUNDS. Neither the Funds nor any of their service contractors will be liable for any loss or expense or cost in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including requesting a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her banking institution, bank account number and the name in which his or her bank account is registered. To the extent that a Fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized. During times of unusual market conditions it may be difficult to reach the Funds by telephone. If the Funds cannot be reached by telephone, shareholders should follow the procedures for redeeming by mail as set forth above.

The right of redemption may not be suspended or payment upon redemption deferred for more than five business days, or such time shorter time period as may be required by applicable S.E.C. rules, except: (1) when trading on the NYSE is restricted as determined by the S.E.C. or such NYSE is closed for other than weekends and holidays; (2) when the S.E.C. has by order permitted such suspension; or (3) when an emergency, as defined by the rules of the S.E.C., exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless a shareholder withdraws his request for redemption, he or she will receive payment at the net asset value next determined after termination of the suspension.

As provided in the Funds' Articles of Incorporation, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Funds have elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors of such

Fund believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. Any portfolio securities paid or distributed in-kind will be in readily marketable securities, and will be valued as described under "Computation of Net Asset Value." Subsequent sale of such securities would require payment of brokerage commissions by the investor.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the net asset value of the Fund's shares at the time of redemption.

                               EXCHANGE PRIVILEGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares.

The sections regarding each Fund, including those on charges and expenses, should be read prior to seeking any such exchange. Shares may be exchanged by:
(1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares - Additional Information" for a description of the Funds' policy regarding telephone instructions.

Please Note: Shareholders who have certificated shares in their possession MUST surrender these shares to the Transfer Agent to be held on account in unissued form PRIOR to taking advantage of the exchange privilege. When returning certificates for this purpose only, signature(s) need NOT be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The Funds reserve the right to suspend the telephone exchange privilege at any time. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

                                RETIREMENT PLANS

Each Fund has available four types of tax-deferred retirement plans for its shareholders: Defined Contribution Plans, for use by both self-employed individuals and corporations; an Individual Retirement Account, for use by certain eligible individuals with compensation (including earned income from self- employment), a Simple Individual Retirement Account, for use by certain small companies, and a 403(b)(7) Retirement Plan, for use by employees of schools, hospitals, and certain other tax-exempt organizations or associations. More detailed information about how to participate in these plans, the FEES charged by the custodian, and the limits on contributions can be found in the Statement of Additional Information. TO INVEST IN ANY OF THE TAX-DEFERRED RETIREMENT PLANS, PLEASE CALL THE FUNDS FOR INFORMATION AND THE REQUIRED SEPARATE APPLICATION.

                   TAX TREATMENT: DIVIDENDS AND DISTRIBUTIONS

Tax Treatment
-------------

During their most recent taxable years, each Fund qualified separately as a regulated investment company under Subchapter M of the Internal Revenue Code and each Fund intends to do so qualify in future years, as long as such qualification is in the best interest of its shareholders.

Under Subchapter M of the Internal Revenue Code, a Fund is not subject to Federal income tax on such part of its ordinary taxable income or net realized long-term capital gains that it distributes to shareholders. Distributions paid by a Fund from net investment income and short-term capital gains (but not distributions paid from long-term capital gains) will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares of such Fund. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends from domestic corporations received by a Fund for the year. Shareholders who are citizens or residents of the United States will be subject to Federal taxes with respect to long-term realized capital gains which are distributed to them, whether or not reinvested in the Funds and regardless of the period of time such shares have been owned by the shareholders. These distributions do not qualify for the dividends received deduction. Due to the nature of REIT dividends, a Fund may or may not realize a return of capital. Consequently, a portion of a Fund's total distributions might also include return of capital. Shareholders will be advised after the end of each calendar year as to the Federal income tax consequences of dividends and distributions of the Funds made each year.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months, will be deemed for Federal tax purposes to have been received by the shareholders and paid by such Fund on December 31 of such year in the event such dividends are paid during January of the following year.

Prior to purchasing shares of a Fund, the impact of dividends or capital gains distributions which are expected to be announced or have been announced, but not paid, should be carefully considered. Any such dividends or capital gains distributions paid shortly after a purchase of shares by an investor prior to the record date will have the effect of reducing the per share net asset value of his or her shares by the per share amount of the dividends or distributions. All or a portion of such dividends or distributions, although in effect a return of capital to the shareholder, is subject to taxes, which may be at ordinary income tax rates.

A taxable gain or loss may be realized by an investor upon his or her redemption, transfer or exchange of shares of a Fund, depending upon the cost of such shares when purchased and their price at the time of redemption, transfer or exchange. If a shareholder has held Fund shares for six months or less and received a distribution taxable as capital gains attributable to those shares, any loss he realizes on a disposition of those shares will be treated as a capital loss to the extent of the earlier capital gain distribution.

The information above is only a short summary of some of the important Federal tax considerations generally affecting the Funds and their shareholders. Income and capital gains distributions may also be subject to state and local taxes. Investors should consult their tax advisor with respect to their own tax situation.

Dividends and Distributions
---------------------------

The shareholders of a Fund are entitled to dividends and distributions arising from the net investment income and net realized gains, if any, earned on investments held by the Fund involved, when declared by the Board of Directors of such Fund. SMDS declares and pays dividends from net investment income on a monthly basis. SGF declares and pays dividends from net investment income on a semi-annual basis. SSCY declares and pays dividends from net investment income quarterly. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of Subchapter M of the Internal Revenue Code. Any distribution paid necessarily reduces a Fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of such Fund, see "Reinvestment of Income Dividends and Capital Gains Distributions."

                            PERFORMANCE CALCULATIONS

From time to time, performance information such as total return for the Funds may be quoted in advertisements or in communications to shareholders. Each Fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a Fund during the period are reinvested in such Fund's shares.

The total return of each Fund may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc., National Association of Real Estate Investment Trusts and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Group.

Performance quotations of each Fund represent such Fund's past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by broker-dealers, banks or other financial institutions directly to their customer accounts in connection with investments in shares of a Fund will not be included in the Fund's calculations of total return. Further information about the performance of each Fund is included in the Fund's most recent Annual Report which may be obtained without charge by contacting the Fund at (800) 634-5726.

                           DESCRIPTION OF COMMON STOCK

The Funds are each organized as separate Maryland corporations. SMDS was organized on March 4, 1985, as successor to a Delaware corporation organized on November 10, 1971; SGF was organized on June 21, 1985, as successor to a Delaware corporation organized on June 5, 1972; and SSCY was organized on January 5, 1993. SMDS' authorized capital is 10,000,000 shares of common stock, par value $1.00 per share. SGF's authorized capital is 10,000,000 shares of common stock, par value $0.10 per share. SSCY is a series of The Stratton Funds, Inc. The Stratton Funds, Inc. is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, and to classify and reclassify any authorized and unissued shares into one or more series or classes. At present, the Board of Directors of The Stratton Funds, Inc. has authorized the issuance of 200,000,000 shares of Class A common stock representing interests in SSCY.

There are no conversion or preemptive rights in connection with any shares of the Funds, nor are there cumulative voting rights. Shares of each Fund are freely transferable. Each share of a particular Fund has equal voting, dividend and distribution, and liquidation rights with other shares of such Fund. When issued for payment as described in this Prospectus, a Fund's shares will be fully paid and nonassessable. Fractional shares of a Fund have proportionately the same rights as provided for full shares of the particular Fund.

Each Fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Each Fund is a separate legal entity and holders vote separately as shareholders of each Fund. Under certain circumstances, shareholders of a Fund have the right to call a shareholders meeting of that Fund to consider the removal of one or more directors.

Investors should be aware that by combining the Prospectus of each Fund into this one document, there is the possibility that one Fund may become liable for any misstatements in the Prospectus about another Fund. To the extent that a Fund incurs such liability, a shareholders investment in such Fund could be adversely affected.

                        SERVICE PROVIDERS AND UNDERWRITER

Pursuant to arrangements between the Funds, The Bank of New York and FPS, The Bank of New York serves as custodian of all securities and cash owned by each Fund. The Bank of New York performs no managerial or policy-making functions for the Funds. Pursuant to agreements between The Bank of New York and FPS, FPS performs certain administrative and record keeping services. The Bank of New York reallows a portion of its custody fee to FPS for providing such services.

FPS also serves as the Transfer Agent, Administrator and Fund Accounting/Pricing Agent. FPS is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of Stratton Management Company, the Investment Advisor to the Funds, and certain directors and officers of each Fund are controlling shareholders of FinDaTex, Inc.

Administration services include all administrative services except those relating to the investment portfolios of the Funds, the distribution of the Funds and the maintenance of the Funds' financial records. For these administrative services, the Funds pay a flat fee of $10,000 for SSCY and $30,000 each for SMDS and SGF.

FPBS acts as underwriter to each Fund pursuant to separate underwriting agreements. FPBS was paid $3,000 from each Fund for underwriting services in connection with the registration of the Fund's shares under state securities laws. FPBS is a wholly-owned subsidiary of FPS. FPS and FPBS are affiliates of the Investment Advisor inasmuch as FPBS, FPS and the Investment Advisor are under common control.

PROSPECTUS
MAY 15, 1997

Directors

LYNNE M. CANNON
JOHN J. LOMBARD, JR.
HENRY A. RENTSCHLER
MERRITT N. RHOAD, JR.
ALEXANDER F. SMITH
RICHARD W. STEVENS
JAMES W. STRATTON

Officers

JAMES W. STRATTON
Chairman

GERARD E. HEFFERNAN
President of SMDS
Vice President of SGF & SSCY

JOHN A. AFFLECK
President of SGF
Vice President of SMDS & SSCY

FRANK H. REICHEL, III
President of SSCY
Vice President of SMDS & SGF

JOANNE E. KUZMA
Vice President of SMDS, SGF & SSCY

PATRICIA L. SLOAN
Secretary and Treasurer

JAMES A. BEERS
CAROL L. ROYCE
Assistant Secretary
Assistant Treasurer

Investment Advisor
STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

Transfer Agent and Dividend Paying Agent
FPS SERVICES, INC.
3200 Horizon Drive, P.O. Box 61503
King of Prussia PA 19406-0903
Telephones: 610-239-4600 o 800-441-6580

Custodian Bank
THE BANK OF NEW YORK
48 Wall Street New York, NY 10286

Independent Accountants
TAIT, WELLER & BAKER
2 Penn Center Plaza, Suite 700
Philadelphia, PA 19102-1707

Legal Counsel
DRINKER BIDDLE & REATH
1100 Philadelphia National Bank Building
1345 Chestnut Street
Philadelphia, PA 19107-3496

                         THE STRATTON FAMILY of FUNDS

                    Stratton Monthly Dividend Shares, Inc.
                          Stratton Growth Fund, Inc.
                         Stratton Small-Cap Yield Fund



                      STATEMENT OF ADDITIONAL INFORMATION
                                 May 15, 1997




This Statement of Additional Information provides supplementary information pertaining to shares of common stock in three separate mutual funds: Stratton Monthly Dividend Shares, Inc. ("SMDS"); Stratton Growth Fund, Inc. ("SGF"); and Stratton Small-Cap Yield Fund ("SSCY") of The Stratton Funds, Inc. (each a "Fund" and collectively the "Funds").

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated May 15, 1997, and is incorporated by reference in its entirety into the Prospectus. A copy of the Prospectus for the Funds may be obtained by contacting the Funds' Distributor, FPS Broker Services, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, or by telephoning (800) 634-5726.

                               TABLE OF CONTENTS

                                                                        Page

Statement of Additional Information............................................
Investment Restrictions........................................................
Directors and Officers of the Funds............................................
Compensation Table.............................................................
Control Persons and Principal Holders of Securities............................
The Investment Advisor and Other Service Providers.............................
         The Investment Advisor................................................
         Service Providers and Underwriter.....................................
Portfolio Transactions and Brokerage Commissions...............................
Retirement Plans...............................................................
Additional Purchase and Redemption Information.................................
Additional Information Concerning Taxes........................................
Additional Information on Performance Calculations.............................
Financial Statements...........................................................

                      STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information should be read in conjunction with the Prospectus of the Funds having the same date as this Statement of Additional Information. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. No investment in shares of the Funds should be made without first reading the Prospectus of the Funds.

                            INVESTMENT RESTRICTIONS


A list of the Funds' investment objectives and policies, can be found under "THE FUNDS' INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS AND RISK CONSIDERATIONS" in the Funds' Prospectus.

The following investment restrictions are deemed fundamental policies and may be changed with respect to a Fund only by the approval of the holders of a "majority" of such Fund's outstanding shares. The term "majority" of a Fund's outstanding shares means the holders of the lesser of: (1) 67% of such Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of such Fund's outstanding shares.


SMDS WILL NOT:

 1. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

 2. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have not had at least three years of continuous operation.

 3. Issue any senior securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except in so far as investment restriction 1 may be deemed to be an issuance of a senior security.

 4. Act as an underwriter or purchase securities which the Fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933.

 5.  Purchase or sell real estate, commodities, or commodity contracts.

 6. Invest less than 75% of the value of its total assets in securities limited in respect to any one issuer to an amount not exceeding 5% of the value of its total assets, Government securities (as defined in the 1940 Act) cash and cash items. (There is no similar restriction as to the investment of the balance of the Fund's total assets).

 7. Purchase or own 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase or own 10% or more of the outstanding voting securities of any other issuer.

 8. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officers or Directors of the Fund or of its Investment Advisor individually own beneficially more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

 9. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan.

10. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

11. Participate on a joint or a joint-and-several basis in any securities trading account.

12.  Invest in puts, calls or combinations thereof or make short sales.

13.  Purchase the securities of other investment companies

14.  Purchase securities which do not have readily available market quotations.

Real estate investment trusts ("REITs") are not considered investment companies, and therefore are not subject to the restriction in limitation 13 above. The restriction in limitation 5 on the purchase or sale of real estate does not include investments by the Fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The following investment restrictions can be changed only by the Board of Directors of SMDS:

 1. The Fund will not invest for the purpose of exercising control or management.


 2. The Fund will not invest in warrants, except when acquired as a unit with other securities.

SGF WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States Government or agencies thereof.

 2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

 3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

 4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

 5. Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the Fund might be deemed to be an underwriter under the Securities Act of 1933.

 6.  Pledge, mortgage or hypothecate its assets.

 7.  Invest for purposes of exercising management or control.

 8. Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

 9. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10. Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11. Purchase or sell real estate or interests in real estate. This will not prevent the Fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12. Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13. Invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the Fund. This restriction may be changed or eliminated at any time by the Board of Directors of the Fund without action by the Fund's shareholders.

14. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or director of the Fund or its Investment Advisor owns beneficially more than 1/2 of 1%, and such officers and directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

SSCY WILL NOT:

 1. Issue any senior securities (as defined in the Investment Company Act of 1940); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets.

 2. Act as an underwriter of securities, except that, in connection with the disposition of a security, the Fund may be deemed to be an "Underwriter" as that term is defined in the Securities Act of 1933.

 3.  Purchase or sell real estate, commodities, or commodity contracts.

 4. As to 75% of the total assets of the Fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the Fund would be invested in securities of such issuer.

 5. Purchase or own 10% or more of the outstanding voting securities of any one issuer.

 6. Purchase the securities of an issuer, if, to the Fund's knowledge, one or more Officers or Directors of the Fund or of its Investment Advisor individually own beneficially more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

 7. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the Fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

 8. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

 9. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund.

10. Invest in puts, calls, straddles or combinations thereof or make short sales.

11. Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

12. Invest for the purpose of exercising control over, or management of, the issuer.

Real estate investment trusts ("REITs") are not considered investment companies, and therefore are not subject to the restriction in limitation 11 above. The restriction in limitation 3 on the purchase or sale of real estate does not include investments by the Fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.



                                     * * *

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of a Fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if a Fund receives securities by reason of a merger or other form of reorganization.

                      DIRECTORS AND OFFICERS OF THE FUNDS

The directors and executive officers of the Funds, their position with the Funds, their addresses, affiliations, if any, with the Investment Advisor, and principal occupations during the past five years are set forth below. Each of the directors named below is a director for each of the Funds and each of the officers named below holds the same position, unless otherwise noted, with each of the Funds.


Name and Address                  Age      Position with       Principal Occupation during last 5 years
                                           Registrants

James W. Stratton/1,3/            60       Director/           Mr. Stratton is the Chairman of the Board and Chief
610 W. Germantown Pike                     Chairman            Executive Officer of the Investment Advisor, Stratton
Suite 300                                                      Management Company.  He is a Director of ALCO Standard
Plymouth Meeting, PA 19462                                     (diversified distribution and manufacturing company),
                                                               Amerigas Propane Ltd. (energy), FinDaTex, Inc. (financial
                                                               services), Teleflex, Inc. (aerospace controls and medical
                                                               products) and UGI Corp., Inc. (utility-natural gas).

Lynne M. Cannon/2/                41       Director            Ms. Cannon is a Senior Vice President of  Relationship
3200 Horizon Drive                                             Management of FPS Services, Inc. and a Director of FPS
King of Prussia, PA 19406                                      Broker Services, Inc. She was formerly employed as Vice
                                                               President of Mutual Funds of Independence Capital
                                                               Management, Inc. (investment advisor).  Prior to
                                                               Independence Capital, she was Vice President of AMA
                                                               Investment Advisors, Inc. (investment advisor &
                                                               broker/dealer).

John J. Lombard, Jr.              62       Director            Mr. Lombard is a partner in the law firm of Morgan, Lewis
2000 One Logan Sq.                                             & Bockius LLP.
Philadelphia, PA 19103

Henry A. Rentschler               68       Director            Mr. Rentschler is a private investor.  He was formerly the
P.O. Box 962                                                   President of Baldwin-Hamilton Company, a division of Joy
Paoli, PA 19301                                                Environmental Equipment Co. (manufacturer of renewal parts for
                                                               Baldwin locomotives and diesel engines) and was also formerly a
                                                               Director of the Society for Industrial Archeology (which promotes the study and preservation of the physical survivals of our technological and industrial past).

Merritt N. Rhoad, Jr./3/          67       Director            Mr. Rhoad is a private investor.  He was formerly a senior
640 Bridle Road                                                systems engineer with International Business Machines
Custis Woods                                                   Corporation.
Glenside, PA 19038

Alexander F. Smith                68       Director            Mr. Smith is  a private investor.  He was formerly the
Cricket Springs                                                Chairman and Director of Gilbert Associates, Inc.
Geigertown , PA 19523                                          (engineering/consulting services).

Richard W. Stevens                63       Director            Mr. Stevens is an attorney in private practice.  He was
One Jenkintown Station                                         formerly a partner in the law firm of Clark, Ladner,
115 W. Avenue, Suite 108                                       Fortenbaugh and Young.
Jenkintown,  PA 19046

Gerard E. Heffernan/3/            59       Officer             Mr. Heffernan is a Senior Vice President and Director of the
610 W. Germantown Pike                                         Investment Advisor, Stratton Management Company.  He is
Suite 300                                                      President of Stratton Monthly Dividend Shares, Inc., Vice
Plymouth Meeting, PA 19462                                     President of Stratton Growth Fund, Inc. and The Stratton
                                                               Funds, Inc.  He is Secretary of FinDaTex, Inc.

John A. Affleck/3/                50       Officer             Mr. Affleck is President and Director of the Investment
610 W. Germantown Pike                                         Advisor, Stratton Management Company.  He is President
Suite 300                                                      of Stratton Growth Fund, Inc., Vice President of Stratton
Plymouth Meeting, PA 19462                                     Monthly Dividend Shares, Inc. and The Stratton Funds, Inc.

Joanne E. Kuzma                   42       Officer             Mrs. Kuzma is the Director of Trading and a Managing
610 W. Germantown Pike                                         Partner of the Investment Advisor, Stratton Management
Suite 300                                                      Company.  She is Vice President of Compliance for Stratton
Plymouth Meeting, PA 19462                                     Growth Fund, Inc., Stratton Monthly Dividend Shares, Inc.
                                                               and The Stratton Funds, Inc.


Frank H. Reichel, III             32       Officer             Mr. Reichel is a Vice President, a Director and the Director
610 W. Germantown Pike                                         of Research of the Investment Advisor, Stratton
Suite 300                                                      Management Company.  He is President of The Stratton
Plymouth Meeting, PA 19462                                     Funds, Inc., Vice President of Stratton Growth Fund, Inc.
                                                               and Stratton Monthly Dividend Shares, Inc.

Patricia L. Sloan                 43       Secretary,          Ms. Sloan is an employee of the Investment Advisor,
610 W. Germantown Pike                     Treasurer           Stratton Management Company.
Suite 300
Plymouth Meeting, PA 19462

James A. Beers                    33       Assistant           Mr. Beers is a Vice President of the Investment Advisor,
610 W. Germantown Pike                     Secretary/          Stratton Management Company; prior thereto, Account
Suite 300                                  Treasurer           Manager of Client Services at FPS Services, Inc.  Mr. Beers
Plymouth Meeting PA 19462                                      is related to Mr. Stratton by marriage.

Carol L. Royce                    39       Assistant           Mrs. Royce is an employee of the Investment Advisor,
610 W. Germantown Pike                     Secretary/          Stratton Management Company.
Suite 300                                  Treasurer
Plymouth Meeting PA 19462


/1/ As defined in the 1940 Act, Mr. Stratton is an "interested person" of the Funds by reason of his positions with the Investment Advisor and his ownership of FPS Services, Inc. ("FPS") and it's subsidiary FPS Broker Services, Inc. ("FPBS").

/2/ Ms. Cannon is an "interested person" of the Funds by reason of her employment with FPS and FPBS.

/3/ Mr. Stratton, Rhoad, Jr., Heffernan and Affleck are shareholders of FinDaTex, Inc.


                              COMPENSATION TABLE

The officers and directors of the Funds who are also officers or employees of the Investment Advisor or FPS receive no direct compensation from the Fund for services to them. The directors of the Funds serve in the same capacity for each Fund and meet concurrently four times a year. In the aggregate, each director currently receives $750 for each meeting attended, and an annual retainer of $4,000. These fees are divided on a percentage basis between each Fund based on their relative net assets as of the meeting date. There are no separate audit, compensation or nominating committees of the Board of Directors.

Set forth are the total fees which were paid to each of the directors who are not "interested persons" from the start of each Fund's fiscal period until December 31, 1996:



                                                           Total Compensation
Name of                          Aggregate Compensation    From Fund and Fund
Director                         from Fund                 Complex /(1)/ Paid to Directors
---------                        ----------------------    -------------------------------
James W. Stratton
     SMDS                               $0                           $0
     SGF                                $0
     SSCY                               $0


Lynne M. Cannon
     SMDS                               $0                           $0
     SGF                                $0
     SSCY                               $0

John J. Lombard, Jr.
     SMDS                         $4,885.68                          $6,848.23
     SGF                          $1,203.86
     SSCY                         $  758.69

Rose J. Randall/(2)/
     SMDS                         $2,995.49                          $3,748.23
     SGF                          $  387.00
     SSCY                         $  365.74

Henry A. Rentschler
     SMDS                         $4,885.68                          $6,848.23
     SGF                          $1,203.86
     SSCY                         $  758.69

Merritt N. Rhoad, Jr.
     SMDS                         $4,885.68                          $6,848.23
     SGF                          $1,203.86
     SSCY                         $  758.69

Alexander F. Smith
     SMDS                         $4,885.68                          $6,848.23
     SGF                          $1,203.86
     SSCY                         $  758.69

Richard W. Stevens
     SMDS                         $4,885.68                          $6,848.23
     SGF                          $1,203.86
     SSCY                         $  758.69

/(1)/    The "Fund Complex" consists of SMDS, SGF and The Stratton Funds, Inc.

/(2)/    Ms. Randall resigned from all of the Boards of Directors on June 25,
         1996


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of February 28, 1997, beneficial ownership in the Funds by the directors and officers as a group was as follows:

Fund                     Shares                           Percentage
----                     ------                           ----------
1.  SMDS                 $115,834                            3.19%

2.  SGF                  $557,969                           33.97%

3.  SSCY                 $ 92,003                           14.30%

As of February 28, 1997, the following shareholders owned of record or to the best of knowledge beneficially more than 5% of the outstanding shares of the respective Fund.

                                                                                        Shares            Percent
                          Name                       Address                            Owned             Owned
                          ----                       -------                            -----             -----
1.  SMDS                  Charles Schwab             101 Montgomery St.                 422,848           11.64%
                          & Co., Inc.                San Francisco, CA

2.  SGF                   James Stratton             610 W. Germantown                  117,275            7.14%
                                                     Pike, Plymouth Meeting

                          Greenco                    P.O. Box 2961                      110,058            6.70%
                                                     Harrisburg, PA

                          Sandmeyer Steel            1 Sandmeyer Lane                   106,136            6.46%
                          Company                    Philadelphia, PA

3.  SSCY                  Boston & Co.               P.O. Box 3198                      344,674           53.64%
                          Pittsburgh, PA

                          Stratton Mgmt. Co.         610 W. Germantown                   47,407            7.38%
                          Profit Sharing Plan        Pike, Plymouth Meeting

              THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

The Investment Advisor

The Investment Advisory Agreements (the "Agreements") require the Investment Advisor to maintain a continuous review of each Fund's portfolio of investments, and to manage the investment and reinvestment of each Fund's assets. The Agreements provide that the Investment Advisor is not required to give the Funds preferential treatment as compared with the treatment given to any other customer or investment company. In addition, the Investment Advisor furnishes to the Funds office space and facilities necessary in connection with the operation of the Funds. The Funds pay, or arrange for others to pay, all other expenses in connection with their operations.


The Funds pay the following expenses: (1) the fees and expenses of the Funds' disinterested directors; (2) interest expenses; (3) taxes; (4) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (5) the expenses of registering shares for sale with the Securities and Exchange Commission and with various state securities commissions; (6) accounting and legal costs; (7) insurance premiums; (8) fees and expenses of the Funds' custodian, administrator, accounting services agent and transfer agent and any related services; (9) expenses of obtaining quotations of the Funds' portfolio securities and of pricing the Funds' shares; (10) expenses of maintaining the Funds' legal existence and of shareholders' meetings; (11) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (12) fees and expenses of membership in industry organizations.

     1. SMDS - The investment advisory fee payable under the Agreement is payable monthly, at an annual rate of 5/8 of 1% of the Fund's daily net assets. During the fiscal years ended January 31, 1995 and 1996, the fees paid to the Investment Advisor were $829,796 and $794,629, respectively. For the period February 1, 1996 through December 31, 1996, the fees paid to the Investment Advisor were $606,818.

     2. SGF - The investment advisory fee payable under the Agreement is payable monthly, at an annual rate of 3/4 of 1% of the daily net asset value of the Fund. During the fiscal years ended May 31, 1995 and 1996, the fees paid to the Investment Advisor were $189,594 and $266,741, respectively. During the period from June 1, 1996 through December 31, 1996, the fees paid to the Investment Advisor were $177,939.

     3. SSCY - The Investment Advisor receives from the Fund a monthly fee at an annual rate of 0.75% of the Fund's average daily net assets subject to a performance adjustment and is responsible for paying its expenses. During the periods ended March 31, 1995 and 1996 the Fund paid the Investment Advisor $76,075 and $126,638, respectively in fees. For the period from April 1, 1996 through December 31, 1996, the fees paid to the Investment Advisor were $91,179.


         The performance adjustment for SSCY is calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000, a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on market capitalization-weighted basis. When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the basic advisory fee may be increased as high as an annual rate of 1.25% or decreased to as low as an annual rate of 0.25% of the Fund's average daily net asset value. Due to the complexities of researching and investing in small-cap equity securities, the advisory and incentive fees (if realized) paid by the Fund are higher than those paid by most other investment companies. Additionally, the Fund's incentive fee of plus or minus 0.50% is greater than that of other mutual funds with similar objectives which pay incentive fees.

Service Providers and Underwriter


FPS is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of Stratton Management Company, the Investment Advisor to the Funds, and certain directors and officers of each Fund are controlling shareholders of FinDaTex, Inc. FPS Broker Services ("FPBS) , the Funds underwriter, is a wholly-owned subsidiary of FPS.

FPS serves as the Funds' accounting services agent, and is responsible for certain accounting services (e.g. computation of the net asset value of the Funds' shares and maintenance of the Funds' books and financial records).

     1. SMDS - For the fiscal years ended January 31, 1995 and 1996, the Fund paid FPS $26,000 each year in fees pursuant to the Accounting Services Agreement . For the period from February 1, 1996 through December 31, 1996, the Fund paid FPS $23,833 in fees pursuant to the Accounting Services Agreement.

     2. SGF - For the fiscal years ended May 31, 1995 and 1996, the Fund paid FPS $20,000 each year in fees pursuant to the Accounting Services Agreement. For the period of June 1, 1996 through December 31, 1996, the Fund paid FPS $11,667 in fees pursuant to the Accounting Services Agreement.

     3. SSCY - For the fiscal years ended March 31, 1995 and 1996, the Fund paid FPS $20,000 each year in fees pursuant to the Accounting Services Agreement. For the period from April 1, 1996 through December 31, 1996, the Fund paid FPS $15,000 in fees pursuant to the Accounting Services Agreement.

FPS serves as the Funds' transfer agent and dividend-paying agent. FPS annually receives $13.00 per account for providing transfer agent and dividend disbursing agent services.

FPS serves as the Funds' Administrator, and is responsible for certain administrative services including responsibility for all federal and state compliance matters.

     1. SMDS- FPS is entitled to receive a fee payable monthly at the annual rate of $30,000 per year. For the fiscal years ended January 31, 1995 and 1996 the Fund paid FPS $30,000 each year in fees for administrative services. For the period from February 1, 1996 through December 31, 1996, the Fund paid FPS $27,500. The Investment Advisor has waived $15,000 annually of the compensation due it under the Investment Advisory Agreement, to offset a portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Investment Advisor upon 60 days prior written notice to the Fund.

     2. SGF- FPS is entitled to receive a fee payable monthly at the annual rate of $30,000 per year. For the fiscal years ended May 31, 1995 and 1996 the Fund paid FPS $30,000 each year in fees for administrative services. For the period from June 1, 1996 through December 31, 1996, the Fund paid FPS $17,500. The Investment Advisor has waived $15,000 annually of the compensation due it under the Investment Advisory Agreement, to offset a portion of the fee that the Fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the Investment Advisor upon 60 days prior written notice to the Fund.

     3. SSCY- FPS is entitled to receive a fee payable monthly at the annual rate of $10,000 per year. For the fiscal years ended March 31, 1995 and 1996, the Fund paid FPS $10,000 each year in fees for administrative services. For the period from April 1, 1996 through December 31, 1996, the Fund paid FPS $7,500.

The Funds' independent auditor is Tait, Weller & Baker. Their offices are located at 2 Penn Center Plaza, Suite 700, Philadelphia PA 19102-1707. The auditor's responsibilities are (1) to ensure that all relevant accounting principles are being followed by the Funds; and (2) to report to the Boards of Directors concerning the Funds' operations.

The Bank of New York, 48 Wall Street, New York, New York 10286 serves as the custodian of each Fund's assets pursuant to custodian agreements. Under such agreements, The Bank of New York (1) maintains a separate account or accounts in the name of the Funds; (2) holds and transfers portfolio securities on account of the Funds; (3) accepts receipts and makes disbursements on money on behalf of the Funds; (4) collects and receives all income and other payments and distributions on account of the Funds' securities; and (5) makes periodic reports to the Boards of Directors concerning the Funds' operations.


The Funds have entered into Underwriting Agreements with FPBS. FPBS acts as an underwriter of the Funds' shares for the purpose of facilitating the registration of shares. In this regard, FPBS has agreed at its own expense to qualify as a broker/dealer under all applicable federal or state laws in those states which the Funds shall from time to time identify to FPBS as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Funds.

FPBS is a broker/dealer registered with the Securities and Exchange Commission and a member in good standing of the National Association of Securities Dealers, Inc. FPBS is an affiliate of the Investment Advisor inasmuch as both the Underwriter and the Investment Advisor are under common control.

For the services to be provided under the Underwriting Agreement in facilitating the registration of Funds shares under state securities laws, FPBS has received an annual fee of $3,000 from each Fund for providing these services in each of the last three fiscal years. This fee is included in the net expenses of the Funds. The Funds shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares of the Funds under state securities laws. The Funds pay no compensation to FPBS for its assistance in sales of Funds shares. The Investment Advisor pays certain out-of-pocket expenses, plus the cost for each employee to be licensed as a Registered Representative by FPBS.

The Underwriting Agreement may be terminated by either party upon 60 days prior written notice to the other party, and if so terminated, the pro-rata portion of the unearned fee will be returned to the Funds.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds seek to obtain the best price and execution in all purchases and sales of securities, except when the authorization to pay higher commissions for research and services, as provided for in the Investment Advisory Agreements, is exercised. Purchases and sales of over-the-counter securities are ordinarily placed with primary market makers acting as principals. Consistent with its obligation to seek the best price and execution, the Funds may place some purchases and sales of portfolio securities with dealers or brokers who provide statistical and research information to the Investment Advisor. Statistical and research services furnished by brokers through whom the Funds effects securities transactions in accordance with these procedures are ordinarily of general application and may be used by the Advisor in servicing other accounts as well as that of the Funds. In addition, not all such services may be used in connection with the Investment Advisor's activities on behalf of the Funds. Portfolio transactions are assigned to brokers, and commission rates negotiated, based on an assessment of the reliability and quality of a broker's services, which may include research and statistical information such as reports on specific companies or groups of companies, pricing information, or broad overviews of the stock market and the economy.

Although investment decisions for the Funds will be made independently from investment decisions made with respect to other clients advised by the Investment Advisor, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases this system could have a detrimental effect on the price or quantity of a security available to the Funds. In other cases, however, the ability of the Funds to participate with other clients of the Investment Advisor in volume transactions may produce better executions for the Funds.

The Investment Advisory Agreements contain provisions which authorize the Investment Advisor to recommend and cause the Funds to pay brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the Funds, viewed in terms of the particular transaction or the overall responsibilities of the Investment Advisor with respect to the Funds. In addition, the Investment Advisory Agreements recognize that the Investment Advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations. For SGF, during the fiscal years ended May 31, 1995 and 1996, and the period June 1, 1996 through December 31, 1996, no brokerage commissions were paid by the Fund pursuant to this provision. For SMDS, during the fiscal year ended January 31, 1995 and 1996 and the period February 1, 1996 through December 31, 1996, no brokerage commissions were paid by the Fund pursuant to this provision. For SSCY, during the fiscal years ended March 31, 1995, 1996 and the period April 1, 1996 through December 31, 1996, no brokerage commissions were paid by the Fund pursuant to this provision.

     1. SMDS - During the fiscal years ended January 31, 1995, 1996, and the period from February 1, 1996 through December 31, 1996, the Fund paid $274,673, $280,842, and $337,175 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Investment Advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the Fund and to a lesser extent the annual turnover rate. For the fiscal years ended December 31, 1996 and January 31, 1996, the Fund's portfolio turnover rate was 69.19% and 53.30%, respectively.

     2. SGF - During the fiscal years ended May 31, 1995, 1996, and the period from June 1, 1996 through December 31, 1996, the Fund paid $33,383, $13,398 and $24,150 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Investment Advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the Fund and to a lesser extent the annual turnover rate. For the fiscal years ended December 31, 1996 and May 31, 1996, the Fund's portfolio turnover rate was 20.32% and 15.41%, respectively.

     3. SSCY - During the fiscal years ended March 31, 1995, 1996, and the period from April 1, 1996 through December 31, 1996, the Fund paid $27,839, $22,378, and $29,899 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the Investment Advisor. For the fiscal years ended December 31, 1996 and March 31, 1996, the Fund's portfolio turnover rate was 35.86% and 33.50%, respectively.


Each Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b- 1 under the 1940 Act) or their parents held by such Fund as of the close of its most recent fiscal years. As of December 31, 1996, SMDS held convertible debentures of Interstate/Johnson Lane, Inc. with an aggregate value of $2,599,172.

                               RETIREMENT PLANS

Defined Contribution Plans

The Funds offer a profit sharing and a money purchase plan (the "Defined Contribution Plans") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the Funds as a funding medium for a retirement plan qualified under the Internal Revenue Code.

Annual deductible contributions to the Defined Contribution Plans may generally be made on behalf of each participant in a total amount of up to the lesser of 20% of a self-employed participant's pre-contribution earned income (after reducing the earned income by the self-employed's deduction for 50% of his or her self-employment tax) (25% of a non-self-employed participant's wages) or $30,000. Unless the employer chooses to take Social Security contributions into account, the same percentage of earned income (or wages) must be contributed on behalf of each participant in the Defined Contribution Plans. Earned income and wages are generally limited for this purpose to $150,000 (for 1996 -- indexed for cost-of-living).

The Internal Revenue Code provides certain tax benefits for participants in a Defined Contribution Plan. For example, amounts contributed to a Defined Contribution Plan and earnings on such amounts are not taxed until distributed. However, distributions to a participant from a Defined Contribution Plan before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

Individual Retirement Account

The Funds offer an individual retirement account (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the Funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for a nonworking spouse who is under age 70 1/2.


The general deductible limit for contributions to an IRA is the lesser of 100% of compensation or $2,000 ($4,000 total for the individual and the individual's nonworking spouse with two separate accounts). However, this limit is phased out for certain individuals who are active participants in an employer-maintained retirement plan. If such an individual is a married person with adjusted gross income ("AGI") on his or her joint return in excess of $40,000 but less than $50,000, or a single person with AGI in excess of $25,000 but less than $35,000, the individual's $2,000 deduction will be decreased proportionately. A married individual with AGI on his or her joint return of $50,000 or more, or a single individual with AGI of $35,000 or more, may not make any deductible contribution if he or she is an active participant in a retirement plan.

Even if the individual is not an active participant in a retirement plan, if his or her spouse is a participant in such a plan and if their AGI, filed jointly, is more than $40,000, the individual and his or her spouse will both be subject to the phase-out discussed above. If neither the individual nor his or her spouse is a participant in an employer-sponsored retirement plan, or if their AGI is less than the $40,000 amount discussed above, the individual may continue to make deductible contributions of up to the lesser of $2,000 ($4,000), or 100% of compensation. (Beginning in 1997, if neither spouse is an active participant in an employer-sponsored retirement plan, or if their combined AGI is less than $40,000, a married couple filing a joint tax return may make deductible contributions up to the lesser of $4,000 or 100% of their combined compensation.)

Nondeductible contributions to the IRA may be made to the extent an individual is unable to make a deductible contribution under the phase-out rules discussed above. In addition, an individual may roll over to the IRA funds (in any amount) that he or she has received in a qualifying distribution from an employer's retirement plan.

The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not taxed until distributed.

403(b)(7) Retirement Plan

The Funds offer a plan (the "403(b)(7) Plan") for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $9,500 per year), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans."


Simple Individual Retirement Account

The Funds offer a plan (the "Simple IRA") for use by companies or other tax-exempt organizations who wish to use shares of the Funds as a funding medium for a retirement plan for their employees. Contributions are made to the Simple IRA's based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $6,000 per year), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the Simple IRA are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans." Also, any distribution within two years of your participation in the plan then the penalty is increased to 25%.

General Information

In all these Plans, distributions of net investment income and capital gains will be automatically reinvested in the Funds.


The custodian of the plans is Semper Trust Company ("Semper"), Plymouth Meeting, Pennsylvania. Semper is controlled by certain directors and officers of the Funds and certain directors and officers of Stratton Management Company. FPS serves as the fiduciary agent for Semper and in such capacity is responsible for all record keeping, applicable tax reporting and fee collection in connection with the plan accounts. Semper is entitled to deduct its fees and administrative expenses by liquidating shares annually in September, unless the annual maintenance fee is paid separately to FPS. The annual maintenance fee is currently $12.00 per plan account. This fee may be amended without notice by Stratton Management Company, Semper or FPS in the future.

The foregoing brief descriptions are not complete or definitive explanations of the Defined Contribution, IRA, 403(b)(7) Plan or Simple IRA plans available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since all these Plans involve setting aside assets for future years, it is important that investors consider their needs and whether the investment objective of the Funds as described in this Statement of Additional Information and in the Prospectus is most likely to fulfill them. The Funds recommend that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.


                      ADDITIONAL PURCHASE AND REDEMPTION
                                  INFORMATION

The computation of the offering price per share of each Fund based on the value of each Fund's net assets on December 31, 1996 and each Fund's outstanding securities on such date is as follows:

                                                 SMDS                  SGF                 SSCY
Net Assets                                       $103,779,735          $44,801,256      $21,691,076

Outstanding Shares                               3,783,660             1,659,408        645,878

Net Asset Value,
Offering Price and
Redemption Price per Share                       $27.43                $27.00           $33.58


                    ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

As stated in the Prospectus, a Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended ("the Code") for each taxable year. A Fund will not be treated as a regulated investment company for a taxable year if, among other things, the Fund derives 30% or more of its gross income from the sale or other disposition of securities and certain other investments held for less than three months. Ordinary income of individuals is taxable at a maximum nominal marginal rate of 39.6%; although because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for certain taxpayers may be more than 39.6% in certain circumstances. Net long-term capital gains are taxed at a maximum normal rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35%.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Funds intend to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

              ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the Funds' total return may be quoted in advertisements, shareholder reports or other communications to shareholders.

TOTAL RETURN CALCULATIONS

The Funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:


                               T=[(ERV) 1/n- 1]
                                   ---
                                    P

     Where:   T         =      average annual total return.

              ERV       =      ending redeemable value at the end of the period
                               covered by the computation of a hypothetical
                               $1,000 investment made at the beginning of the period.

              P         =      hypothetical initial investment of $1,000.

              n         =      period covered by the computation, expressed in
                               terms of years.

The Funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The formula for calculating aggregate total return is as follows:

                                  A=(ERV-P)
                                    -------
                                       P

     Where:    A             = aggregate total return.

               ERV           = ending redeemable value at end of the period
                               covered by the computation of a hypothetical
                               $1,000 investment made at the beginning of the period.

               P             = hypothetical initial investment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the Funds cannot necessarily be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

     1. SMDS - Based on the foregoing calculations, the average annual total returns for the Fund for the one year, five year and ten year periods ended December 31, 1996 were 8.58%, 6.75% and 7.60%, respectively. The aggregate total returns for the five year and ten year periods ended December 31, 1996 were 38.63% and 108.03%, respectively.

     2. SGF - Based on the foregoing calculations, the average annual total returns for the Fund for the one year, five year and ten year periods ended December 31, 1996 were 14.17%, 13.85% and 12.27%, respectively. The aggregate total returns for the five year and ten year periods ended December 31, 1996 were 91.31%, and 218.07%, respectively.

     3. SSCY - Based on the foregoing calculations, the average annual total returns for the Fund for the one year period ended December 31, 1996 was 14.96% and from inception was 12.12%. The aggregate total return from inception to the period ended December 31, 1996 was 53.11%.

                             FINANCIAL STATEMENTS

The audited financial statements and notes thereto for each Fund contained in each Fund's Annual Report dated December 31, 1996 are incorporated by reference into this Statement of Additional information and have been audited by Tait, Weller & Baker, whose reports also appear in the Annual Reports and are also incorporated by reference herein. No other parts of the Annual Reports are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the reports of Tait, Weller & Baker, independent accountants, given on the authority of said firm as experts in auditing and accounting, incorporated by reference from the Funds' 1996 Annual Reports to Shareholders.

                        POST EFFECTIVE AMENDMENT NO. 6
                    TO REGISTRATION STATEMENT NO. 33-57166

                                      on

                                   Form N-1A

PART C.  OTHER INFORMATION

     Item 24. Financial Statements and Exhibits
     ------------------------------------------

          (A)  Financial Statements:

               (1) The Financial Highlights are included in Part A of this Registration Statement on Form N-1A.

               (2)  Incorporated by reference in Part B hereof:

                    The audited financial statements and related notes thereto as well as the auditors report thereon for the fiscal year ended December 31, 1996 are incorporated by reference to the Annual Report to shareholders as filed with the Securities and Exchange Commission on February 28, 1997 pursuant to Rule 30b2-1 of the Investment Company Act of 1940.

          (B)  Exhibits:

               (1) Articles of Incorporation of Registrant dated January 5, 1993 are incorporated herein by reference to Exhibit No.
                    99.1 of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No.'s 33-57166/811-7434) filed on July 29, 1996 ("Post-Effective
                    Amendment No. 5").

               (2) By-Laws of Registrant dated January 15, 1993 are incorporated herein by reference to Exhibit No. 99.2 of Post-Effective Amendment No. 5

               (3)  None

               (4)  Specimen Copy of Share Certificate is filed herein as
                    Exhibit 99.4.

               (5) Investment Advisory Agreement dated April 1, 1993 between Registrant and Stratton Management Company is incorporated herein by reference to Exhibit No. 99.1 of Post-Effective Amendment No. 5.

               (6)  (a)  Underwriting Agreement dated April 12, 1993 between
                         Registrant and FPS Broker Services, Inc. (formerly known as Fund/Plan Broker Services, Inc.) is filed herein as Exhibit 99.6.a.

                    (b) Amendment to Underwriting Agreement dated June 25, 1996 between Registrant and FPS Broker Services, Inc. (formerly known as Fund/Plan Broker Services, Inc.) is filed herein as Exhibit 99.6.b.

               (7)  None

               (8)  (a)  Custodian Agreement between Registrant and The Bank of
                         New York dated November 1, 1994 is incorporated herein by reference to Exhibit No. 99.8.a of Post-Effective Amendment No. 5.

                    (b) Custody Administration and Agency Agreement between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) dated November 1, 1994 is incorporated herein by reference to Exhibit No. 99.8.b of Post-Effective Amendment No. 5.

               (9)  (a)  Administration Agreement dated March 31, 1993
                         between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is filed herein as
                         Exhibit 99.9.a.

                    (b) Shareholder Services Agreement dated March 31, 1993 between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is filed herein as
                         Exhibit 99.9.b.

                    (c) Accounting Services Agreement dated March 31, 1993 between Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) is filed herein as
                         Exhibit 99.9.c.

               (10) Opinion and Consent of counsel filed under Rule 24-f-2 of the 1940 Act as part of Registrant's Rule 24-f-2 Notice on February 28, 1997.

               (11) (a) Consent of Tait, Weller & Baker filed herein as Exhibit No.99.11.a.

               (12) None.

               (13) Letters of Understanding Relating to Initial Capital between
                    The Stratton Funds, Inc. and James W. Stratton, Arlene E. Stratton, Carol A. Stratton, John A. Affleck, Gerard E. Heffernan, Frank H. Reichel, III, James Van Dyke Quereau (individually) are filed herein as Exhibit 99.13.

               (14) (a) Form of 403(b)(7) Retirement Plan is incorporated herein by reference to Exhibit No. 99.14.a of Post-Effective Amendment No. 5.

                    (b) Form of Individual Retirement Account (I.R.A.) is filed herein as Exhibit 99.14.b.

                    (c) Form of Self-Employed Retirement Plan (KEOGH) as amended June 30, 1994 is incorporated herein by reference to Exhibit No. 99.14.c of Post-Effective Amendment No. 5.

               (15) None.

               (16) Schedule of computations of performance quotations is filed herein as Exhibit 99.16.

               (17) Financial Data Scheduler is filed herein as Exhibit EX 27.

               (18) Powers of Attorney are filed herein as Exhibit No. 99.18


         Item 25.  Persons Controlled by or under Common Control with Registrant
         -----------------------------------------------------------------------

         Registrant is controlled by its Board of Directors

         Item 26.  Number of Holders of Securities
         -----------------------------------------

                                                     Number of Record Holders
                                                     as of February 28, 1997

                  Title of Class
                  --------------
                  Class A Common Stock,
                  par value $0.001 per share                 859

         Item 27.  Indemnification
         -------------------------

         Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power to indemnify its directors and officers under certain situations. Article SEVENTH section (a) & (b) of Registrant's Articles of Incorporation, incorporated by reference as Exhibit 99.1 of Post-Effective Amendment No. 5, and Article VI, Section 1 of Registrant's By-Laws, as amended, incorporated by reference as Exhibit 99.2 of Post-Effective Amendment No. 5, provide for the indemnification of Registrant's directors and officers. Each indemnification must be authorized by the Board of Directors of Registrant by a majority of a quorum consisting of directors who were not parties to the action, suit or proceeding, or by independent legal counsel in a written opinion, or by the shareholders. Notwithstanding the foregoing, Article VI Section 1 (a) of Registrant's By-Laws provides that no director or officer of Registrant shall be indemnified against liability to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's duties to the corporation.

         In addition, the aforesaid section of the Corporations and Associations Article of the Annotated Code of Maryland gives Registrant the power
         (a) to purchase and maintain insurance for its directors and officers against any liability asserted against them and incurred by them in that capacity or arising out of their status as such, whether or not Registrant would have the power to indemnify such directors and officers under such statute, and (b) under certain circumstances to pay the reasonable expenses incurred by a director or officer in defending an action, suit or proceeding in advance of the final disposition of the action, suit or proceeding.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         Indemnification of Registrant's Custodian, Transfer Agent, Accounting/Pricing Agent and Administrator against certain stated liabilities is provided for the following documents:

               (a) Section 8(d) of Administration Agreement between the Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.), included as Exhibit 99.9.a.;

               (b) Section 24(c) of Shareholder Services Agreement between the Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.), included as Exhibit 99.9.b;

               (c) Section 11(c) of Accounting Services Agreement, between the Registrant and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.), included as Exhibit 99.9.c; and

               (d) Article XVII (14) of Custodian Agreement between the Registrant and Bank of New York, incorporated herein by reference to Exhibit 99.8.a of Post-Effective Amendment No. 5.

         Item 28.  Business and Other Connections of Advisor
         ---------------------------------------------------

         Stratton Management Company provides investment advisory services consisting of portfolio management for a variety of individuals and institutions, and as of December 31, 1996 had approximately $1.4 billion in assets under management. It presently also acts as investment advisor to two other registered investment companies, Stratton Monthly Dividend Shares, Inc. and Stratton Growth Fund, Inc.

         For information as to any other business, vocation or employment of a substantial nature in which each director or officer of the Registrant's investment advisor has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the Form ADV (File #801-8681) filed by it under the Investment Advisors Act of 1940, as amended.

Item 29. Principal Underwriter.
------------------------------

(a) FPS Broker Services, Inc. ("FPBS") (formerly known as Fund/Plan Broker Services, Inc.), the principal underwriter for the Registrant's securities, currently acts as principal underwriter for the following entities:

                           Bjurman Funds
                           CT&T Funds
                           Farrell Alpha Strategies
                           Trainer Wortham First Mutual Funds
                           Focus Trust, Inc.
                           IAA Trust Mutual Funds
                           Polynous Trust
                           Matthews International Funds

                           McM Funds
                           Smith Breeden Series Fund
                           Smith Breeden Short Duration U.S. Government Fund Smith Breeden Trust
                           Sage/Tso Trust
                           The Stratton Funds, Inc.
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend Shares, Inc.
                           The Timothy Plan, Inc.

(b) The information required by this Item 29 with respect to each Director, Officer or Partner of FPBS is incorporated herein by reference to Form BD filed by FPBS with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (Sec File No. 8-41540)

(c)  Not applicable.

James W. Stratton may be considered a control person of the Underwriter due to his direct or indirect ownership of FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.), the parent of FPBS.

Item 30.  Location of Accounts and Records
------------------------------------------

     All records described in Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by Stratton Management Company, the Fund's Investment Advisor, Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050, except for those maintained by the Fund's Custodian, The Bank of New York, 48 Wall Street, New York, New York 10286, and FPS Services, Inc. (formerly known as Fund/Plan Services, Inc.) the Fund's Administrator, Transfer, Redemption and Dividend Disbursing Agent, Administrator of its Retirement Plans and Accounting Services Agent, 3200 Horizon Drive, King of Prussia Pennsylvania, 19406.

Item 31.  Management Services
-----------------------------

     Not applicable.

Item 32.  Undertakings
----------------------

     Registrant undertakes to provide its Annual Report upon request without charge to any recipient of the Fund's Prospectus.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No.6 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Plymouth Meeting, Pennsylvania, on the 6th day of March, 1997
                    -----

     THE STRATTON FUNDS, INC.

By:      /S/ Frank H. Reichel, III
         -------------------------
         Frank H. Reichel, III,
         President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                           Title                        Date
---------                           -----                        ----

/S/ James W. Stratton               Director and                 March 6, 1997
-------------------------           Chairman of the Board
James W. Stratton

/S/ Frank H. Reichel, III           President                    March 6, 1997
-------------------------           (Chief Executive Officer)
Frank H. Reichel, III

/S/ Patricia Sloan                  Secretary/Treasurer          March 6, 1997
-------------------------           (Chief Financial Officer)
Patricia Sloan

* Lynne M. Cannon                   Director                     March 6, 1997
* John J. Lombard, Jr.              Director                     March 6, 1997
* Henry A. Rentschler               Director                     March 6, 1997
* Merritt N. Rhoad, Jr.             Director                     March 6, 1997
* Alexander F. Smith                Director                     March 6, 1997
* Richard W. Stevens                Director                     March 6, 1997

* By:

/S/ William J. Baltrus
----------------------
William J. Baltrus
as Attorney-in-Fact and Agent, pursuant to Power of Attorney